EXHIBIT (j)

Other Material Contracts:  Power of Attorney

Power of Attorney

With Respect To

Ameritas Life Insurance Corp.

Variable Annuity and Variable Life Insurance Products

J. Sidney Dinsdale,

whose signature appears below, constitutes and appoints Robert G. Lange and Robert C. Barth, and any such person(s) as Robert G. Lange may designate in writing directed to the President of Ameritas Life Insurance Corp., and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the Ameritas Life Insurance Corp. variable annuity and variable life insurance products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

The separate accounts and variable products covered by this Power of Attorney are:

Ameritas Variable Separate Account V – SEC File 811-04473
Overture Life SPVUL.........................................................................................................	SEC File No. 333-142485
Univar..................................................................................................................................	SEC File No. 333-142484
Overture Applause!...........................................................................................................	SEC File No. 333-142486
Overture Applause! II.......................................................................................................	SEC File No. 333-142487
Overture Encore!................................................................................................................	SEC File No. 333-142488
Overture Bravo!.................................................................................................................	SEC File No. 333-142489
Corporate Benefit VUL......................................................................................................	SEC File No. 333-142491
Overture Ovation!..............................................................................................................	SEC File No. 333-142494
Overture Viva!....................................................................................................................	SEC File No. 333-142490
Protector hVUL..................................................................................................................	SEC File No. 333-142497
Excel Performance VUL.....................................................................................................	SEC File No. 333-151913
Ameritas Variable Separate Account VA-2 – SEC File 811-05192
Overture Annuity...............................................................................................................	SEC File No. 333-142500
Overture Annuity II...........................................................................................................	SEC File No. 333-142501
Overture Annuity III.........................................................................................................	SEC File No. 333-142502
Overture Annuity III-Plus.................................................................................................	SEC File No. 333-142499
Overture Acclaim!..............................................................................................................	SEC File No. 333-142503
Overture Accent!...............................................................................................................	SEC File No. 333-142504
Medley.................................................................................................................................	SEC File No. 333-142483
Overture Medley®.............................................................................................................	SEC File No. 333-182090
Ameritas Variable Separate Account VL – SEC File 811-21136
Allocator 2000....................................................................................................................	SEC File No. 333-142495
Regent 2000........................................................................................................................	SEC File No. 333-142496
Executive Select.................................................................................................................	SEC File No. 333-142498
Ameritas Variable Separate Account VA – SEC File 811-21135
Allocator 2000 Annuity....................................................................................................	SEC File No. 333-142493
Designer Annuity..............................................................................................................	SEC File No. 333-142492
Ameritas Life Insurance Corp. Separate Account LLVL – SEC File 811-08868
Ameritas Low-Load Variable Universal Life..................................................................	SEC File No. 033-86500
Ameritas Low-Load Survivorship Variable Universal Life..........................................	SEC File No. 333-76359
Ameritas Advisor VUL®...................................................................................................	SEC File No. 333-151912
Ameritas Life Insurance Corp. Separate Account LLVA –SEC File 811-07661
Ameritas No-Load Variable Annuity (4080)...................................................................	SEC File No. 333-05529
Ameritas NLVA (6150)......................................................................................................	SEC File No. 333-120972
Ameritas No-Load VA (6150)...........................................................................................	SEC File No. 333-182091
Ameritas Advisor Select No Load Variable Annuity ®................................................	SEC File No. 333-122109

This Power of Attorney is effective August 1, 2013 and remains in effect until revoked or revised.

Signed:  /s/ J. Sidney Dinsdale

J. Sidney Dinsdale

Director